Exhibit 10.1

SHARE PURCHASE AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT is made effective as of the 2nd day of March, 2011.

AMONG:

CARBON GREEN NA INC., a company incorporated pursuant to the laws of the State of Colorado

(the “Target”)

AND:

THE ACCEPTING SHAREHOLDERS OF THE TARGET, as listed on Schedule “A” attached hereto (each, an “Accepting Shareholder” and collectively, the “Accepting Shareholders”)

AND:

HUNT GLOBAL RESOURCES, INC., a company incorporated pursuant to the laws of the State of Colorado

(the “Purchaser”)

WHEREAS:

A.

The respective Boards of Directors of Target and Purchaser have approved this Agreement and the acquisition of the Target by Purchaser upon the terms and subject to the conditions set forth in this Agreement;

B.

The Accepting Shareholders are the registered and/or beneficial owners of 93,500,000 common stock, 2,500,000 Class A Preferred Stock and 9,500,000 Class B Preferred Stock (collectively the “Shares”) in the capital of the Target representing approximately 85% of the common shares and 96% of the preferred shares of the issued and outstanding capital of the Target;

C.

The Purchaser has made an offer to acquire all of the Shares (also called the “Share Sale”)  in exchange for an aggregate:

(i)

30,249,256 Purchaser Common Shares (“PC Shares”);

(ii)

123,675 Purchaser Series A (“P Series A”);

(iii)

123,675 Purchaser Series B (“P Series B”);

(iv)

24,000 Purchaser Series A Warrants (“PS A Warrants”) exercisable at $208 per Purchaser Series A share in exchange for the Vendor Series A; and

(v)

38,285 Purchaser Series B Warrants (“PS B Warrants”) exercisable at $248 per Purchaser Series B share in exchange for the Vendor Series B.

(collectively “Consideration Securities”) and allocated as set forth in the execution page hereto at Schedule “A”.  The PS A Warrants and PS B Warrants are five year warrants exercisable at the above stated prices and such warrants shall be convertible to common share warrants, with appropriate alteration of payment prices, upon conversion conditions arising for the P Series A and P Series B shares; and

D.

Upon the terms and subject to the conditions set forth in this Agreement, the Accepting Shareholders have agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Accepting Shareholders all of the Accepting Shareholders’ legal and beneficial interest in the Shares in the capital of the Target.

E.

Following the acceptance for exchange of the Shares pursuant to the Share Sale, upon the terms and subject to the conditions set forth in this Agreement, the Purchaser will cause to effected a mergerco, Inc. (“Mergerco), a Colorado incorporated corporation and wholly-owned subsidiary of the Purchaser, which Mergerco will be merged with and into the Target, with the Target continuing as the Surviving Corporation (the “Merger”), in accordance with the corporation laws of the state of Colorado, whereby each remaining, after the Share Sale, issued and outstanding share of common stock, par value $0.0001 per share, of the Target, and each issued and outstanding share of Class B Preferred Stock, par value $0.0001 per share, of the Target ( other than Dissenting Shares) will be converted into the right to receive the shares of Purchaser common stock, no par value, and shares of Purchaser Series A and B Preferred Stock;

F.

The Board of Directors of the Target  has, upon the terms and subject to the conditions set forth herein, unanimously (i) determined that the transactions contemplated by this Agreement, including the Share Sale and the Merger, are fair to and in the best interests of the Target and its stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Share Sale and the Merger, and (iii) recommended that the Target’s Accepting Shareholders accept the Share Sale, sell their Shares to the Purchaser in the Share Sale and, to the extent applicable, adopt this Agreement and approve the Merger;

G.

The Boards of Directors of Purchaser and Mergerco have, upon the terms and subject to the conditions set forth herein, unanimously (i) determined that the transactions contemplated by this Agreement, including the Share Sale and the Merger, are fair to and in the best interests of the Purchaser, Mergerco and their respective stockholders, and (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Share Sale and the Merger;

AGREEMENT

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Agreement the following words and phrases will have the following meanings:

(a)

“Accounting Date” has the meaning set forth in sub-Section 1.1(ttt);

(b)

“Affiliate,” with respect to any specified Person at any time, means each Person directly or indirectly through one or more intermediaries controlling, controlled by or under direct or indirect common control with such specified Person at such time, provided that the Accepting Shareholders and the Target shall be deemed to be Affiliates of each other;

(c)

“Agreement” means this Share Purchase Agreement, including the Schedules hereto, as it may from time to time be supplemented or amended;

(d)

“Applicable Law” means, with respect to any Person, any federal, state, territorial, provincial, municipal or local or foreign statute, law, ordinance, rule, administrative interpretation, regulation, Order, writ, injunction, directive, judgment, decree or other requirement, all as in effect as of the Closing, of any Governmental Body (including any Environmental Laws) applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer’s, director’s, employee’s, consultant’s or agent’s activities on behalf of such Person or any of its Affiliates);

(e)

“Applicable Securities Laws” means all applicable securities laws in all jurisdictions relevant to the issuance of securities of the Purchaser pursuant to the terms of this Agreement;

(f)

“Associate” means with respect to any Person (a) any other Person of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities issued by such other Person, (b) any trust or other estate in which such Person has a ten percent (10%) or more beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person or who is a director or officer of such Person or any Affiliate thereof;

(g)

 “Business” means the business as heretofore or currently conducted by the Companies;

(h)

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Colorado are authorized or required by law to close;

(i)

“Class A Preferred Stock” means the Target’s authorized Class A preferred stock, par value $0.0001;

(j)

“Class B Preferred Stock” means the Target’s authorized Class B preferred stock, par value $0.0001;

(k)

“Closing” means the closing of the Transaction pursuant to the terms of this Agreement on the Closing Date;

(l)

“Closing Date” has the meaning set forth in Section article 5.1;

(m)

“Colorado Law” has the meaning set forth in sub-section 2.3(a);

(n)

“Companies” means, collectively, the Target and its subsidiaries or affiliates;

(o)

“Consideration Securities” means the Consideration Shares and the Consideration Warrants set forth in the pre-amble hereto;

(p)

“Consideration Shares” means that certain number of  PC Shares, P Series A shares and P Series B shares to be issued by the Purchaser to the Accepting Shareholders, as set forth in the preamble hereto, as payment for the Shares as set forth within the signature pages hereto under the section entitled “Executing Accepting Shareholders”, subtitled, “Purchaser Consideration Paid”;

(q)

“Consideration Warrants” means that certain number of PS A Warrants and PS B Warrants to be issued by the Purchaser to the Accepting Shareholders, as set forth in the preamble hereto, as payment for the Shares as set forth within the signature pages hereto under the section entitled, “Executing Accepting Shareholders” subtitled, “Purchaser Consideration Paid”;

(r)

“Contaminant” means any pollutant, contaminant, waste, hazardous substance, hazardous material, toxic substance or dangerous good defined, judicially interpreted or identified in any Environmental Laws, including any that may impair the quality of any waters;

(s)

“Contracts” means all contracts, agreements, options, leases, licences, sales and purchase orders, commitments and other instruments of any kind, whether written or oral, to which the Target or the Accepting Shareholders is a party on the Closing Date;

(t)

“Copyrights” has the meaning set forth in Section 3.25.1.3;

(u)

“Damages” means all demands, claims, actions, causes of action, assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement (net of insurance proceeds actually received), including (i) interest on cash disbursements in respect of any of the foregoing and (ii) reasonable costs, fees and expenses of attorneys, accountants and other agents of, or other Persons retained by, such Person;

(v)

“Disclosure document” has the meaning set forth in Section 3, first paragraph;

(w)

 “Disposal” or “Disposed” and correlative terms means any disposal by any means, including dumping, incineration, spraying, pumping, injecting, depositing or burying;

(x)

“Effective Time” has the meaning set forth in Section 2.4;

(y)

“Employee” has the meaning set forth in Section 3.16.1.2;

(z)

“Employee Agreement” has the meaning set forth in Section 3.16.1.3;

(aa)

“Employee Plan” has the meaning set forth in Section 3.16.1.1;

(bb)

“Employment Agreements” has the meaning set forth in Section 9.5.2;

(cc)

“Encumbrances” means any lien, claim, charge, pledge, hypothecation, security interest, mortgage, title retention agreement, option or encumbrance of any nature or kind whatsoever, other than: (i) statutory liens for Taxes not yet due and payable and (ii) such imperfections of title, easements and encumbrances, if any, that will not result in a Material Adverse Effect;

(dd)

“Environmental Laws” means all applicable international, federal, provincial, state, municipal and local treaties, conventions, laws, statutes, ordinances, by-laws, codes, regulations, and all policies, guidelines, standards, orders, directives and decisions rendered or promulgated by any ministry, department or administrative or regulatory agency or body whatsoever (including international organizations formed by or participated in by any national, provincial or state government or representatives thereof) relating to fisheries, health and safety, the protection or preservation of the environment or the manufacture, processing, distribution, use, treatment, storage, Disposal, discharge, transport or handling of any contaminant, pollutant, dangerous substance, liquid waste, industrial waste, hauled liquid waste, toxic substance, special waste, hazardous waste, hazardous material or hazardous substance as defined in or pursuant to any Environmental Laws, law, judgment, decree, order, injunction, rule, statute or regulation of any court, arbitrator or governmental authority by which  any of the Companies’ respective businesses or assets is bound or is subject to;

(ee)

“Environmental Liabilities” means all Liabilities of a Person (whether such Liabilities are owed by such Person to Governmental Bodies, third parties or otherwise) whether currently in existence or arising hereafter that arise under or relate to any Environmental Laws;

(ff)

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(gg)

“GAAP” means United States generally accepted accounting principles or international financial reporting standards, applied on a consistent basis with prior years, as applicable in accordance with prevailing practice and law;

(hh)

“Governmental Body” means any

(i)

nation, state, county, city, town, village, district, or other jurisdiction of any nature,

(ii)

federal, state, local, municipal, foreign, or other government,

(iii)

governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal),

(iv)

multi-national organization or body, or

(v)

body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature;

(ii)

“IFRS” means International Financial Reporting Standards, applied on a consistent basis with prior years;

(jj)

“Intellectual Property Assets” has the meaning set forth in Section 3.25.1;

(kk)

“Inventory” means all items of inventory notwithstanding how classified in the financial records of a Person, including all raw materials, work-in-process, finished goods, supplies, spare parts, samples, cores and stores of a Person;

(ll)

“Key Personnel” means the present management of the Accepting Shareholders as set out in the Disclosure document;

(mm)

“Legal Requirement” means any federal, state, provincial, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty;

(nn)

“Liabilities” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person;

(oo)

“Lien” means, with respect to any asset, any mortgage, assignment, trust or deemed trust (whether contractual, statutory or otherwise arising), title defect or objection, lien, pledge, charge, security interest, hypothecation, restriction, Encumbrance or charge of any kind in respect of such assets;

(pp)

“Losses” means any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by the Purchaser or the Companies, including damages for lost profits or lost business opportunities;

(qq)

“Management Agreements” has the meaning set forth in Section 9.5.1;

(rr)

“Marks” has the meaning set forth in Section 3.25.1.1;

(ss)

“Material Contracts” means those subsisting commitments, contracts, instruments, leases and other agreements, oral or written, entered into by either of the Companies, by which the Companies are bound or to which they or their respective assets are subject which have total payment obligations on the part of any of the Companies which exceed
$50,000 or are for a term of or in excess of one (1) year;

(tt)

“Material Adverse Effect” when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), liabilities, capitalization, ownership, financial condition or results of operations of such entity and all of its Affiliates, taken as a whole, other than any change, event, circumstance or effect to the extent resulting from (A) the announcement of the execution of this Agreement and the transactions contemplated hereby, (B) changes in legal or regulatory conditions generally affecting the Business, except that any change, effect, event or occurrence described in this subsection (B) will be considered in determining whether there has been, or will be, a Material Adverse Effect if the same disproportionately affects the Companies or the Business, (C) changes or effects that generally affect the Business, (D) changes in general economic conditions or (E) changes in GAAP;

(uu)

“Material Interest” has the meaning set forth in Section Article 1(v)(kkk);

(vv)

“Merger” has the meaning set forth in preamble E;

(ww)

“Mergerco has the meaning set forth in preamble E;

(xx)

“Order” means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or authority or by any arbitrator;

(yy)

“Organizational Documents” means,

(i)

the articles or certificate of incorporation and the bylaws of a corporation,

(ii)

any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and

(iii)

any amendment to any of the foregoing;

(zz)

“Patents” has the meaning set forth in Section 3.25.1.2;

(aaa)

“Permitted Liens” means (i) Liens for Taxes or governmental assessments, charges or claims the payment of which is not yet due, or for Taxes the validity of which is being contested in good faith by appropriate proceedings; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons and other Liens imposed by Applicable Laws incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith; (iii) Liens relating to deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of leases, trade contracts or other similar agreements (iv) Liens and Encumbrances specifically identified in the balance sheet included in the Target Financial Statements; (v) Liens securing executory obligations under any lease that constitutes an “operating lease” under GAAP; and (vi) other Liens set forth in the Disclosure document; provided, however, that, with respect to each of clauses (i) through (v), to the extent that any such Encumbrance or Lien arose prior to the date of the balance sheet included in the Target Financial Statements and relates to, or secures the payment of, a Liability that is required to be accrued under GAAP, such Encumbrance or Lien shall not be a Permitted Lien unless adequate accruals for such Liability have been established therefor on such balance sheet in conformity with GAAP;

(bbb)

“Person” includes an individual, corporation, body corporate, partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative thereof;

(ccc)

 “Premises” means those premises that have been occupied or used, or are occupied or used, by the Companies in connection with the Business;

(ddd)

“Proceeding” means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator;

(eee)

“Purchaser Accounting Date” has the meaning set forth in Section 4.11;

(fff)

“Purchaser SEC Documents” has the meaning set forth in Section 4.10;

(ggg)

“Purchaser Shares” means the authorized common shares in the capital stock of the Purchaser;

(hhh)

“Purchaser Disclosure document” has the meaning set forth in Section 4, first paragraph;

(iii)

“Purchaser’s Solicitors” means the law firm of Joel Seidner, Esq.;

(jjj)

“Regulation S” means Regulation S promulgated under the Securities Act;

(kkk)

“Related Party” means, with respect to a particular individual:

(i)

each other member of such individual’s Family;

(ii)

any Person that is directly or indirectly controlled by such individual or one or more members of such individual’s Family;

(iii)

any Person in which such individual or members of such individual’s Family hold (individually or in the aggregate) a Material Interest;

(iv)

any Person with respect to which such individual or one or more members of such individual’s Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity), and with respect to a specified Person other than an individual:

(i)

any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

(ii)

any Person that holds a Material Interest in such specified Person;

(iii)

each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

(iv)

any Person in which such specified Person holds a Material Interest;

(v)

any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity);, and

(vi)

any Related Person of any individual described in clause (ii) or (iii) immediately above.

For purposes of this definition, (a) the “Family” of an individual includes (i) the individual, (ii) the individual’s spouse, (iii) any other natural person who is related to the individual or the individual’s spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least twenty percent (20%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least twenty percent (20%) of the outstanding equity securities or equity interests in a Person;

(lll)

“Release” means releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, migrating, escaping, leaching, Disposing, dumping, depositing, spraying, burying, abandoning, incinerating, seeping or placing, or any similar action defined in any Environmental Laws;

(mmm)

“Second Closing” has the meaning set forth in Section 5.1;

(nnn)

“SEC” means the United States Securities and Exchange Commission;

(ooo)

“Securities Act” means the United States Securities Act of 1933, as amended;

(ppp)

“Shares” means the shares owned by the Accepting Shareholders as set forth in the preamble “B” hereto;

(qqq)

“Share Sale” has the meaning set forth in preamble “C”;

(rrr)

“Surviving Corporation” has the meaning set forth in sub-section 2.3(a);

(sss)

 “Target” means Carbon Green NA, Inc, a Colorado company, but, for the purposes of this Agreement as to any reference to assets, liabilities, financial statements or subsidiaries includes also the assets, liabilities, financials statements or subsidiaries of Carbon Green Inc “(“CGI”), a Nevada company, (but not the securities of CGI) which is a predecessor to the Target and with which the Target has entered into a pledge and option agreement by which the Target has assumed non-binding obligations to fund CGI and its subsidiaries and by which the Target can earn 25% of the assets and subsidiary rights with each $1,000,000 expended for CGI and which has or will be effected;

(ttt)

“Target Financial Statements” means audited consolidated financial statements for the Target for the two fiscal years ending June 30, 2010 and 2009 and unaudited consolidated financial statements for the Target for the interim period ended September 30, 2010 (the “Accounting Date”), and the comparative fiscal years and interim periods, together with related statements of income, cash flows, and changes in shareholders’ equity for the fiscal years and interim periods then ended, all prepared in accordance with IFRS and with respect to the audited financial statements audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.  It is understood by the Purchaser that the Target Financial Statements are the statements of Carbon Green, Inc, the predecessor of the Target and from which the Target acquired/will acquire its assets as referenced in section 2.12;

(uuu)

“Tax” means any tax (including any income tax, capital gains tax, value-added tax, sales tax, property tax, gift tax, or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Governmental Body or payable pursuant to any tax-sharing agreement or any other contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency, or fee;

(vvv)

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax;

(www)

“Trade Secrets” has the meaning set forth in Section 3.25.1.4;

(xxx)

“Transaction” means the acquisition by the Purchaser of the Shares from the Accepting Shareholders in exchange for the issuance of the Consideration Securities to the Accepting Shareholders;

(yyy)

“Transaction Documents” has the meaning set forth in Section 3.4;

(zzz)

“U.S. Person” has the meaning ascribed thereto in Regulation S; and

(aaaa)

“Accepting Shareholders’s Solicitors” means the law firm of Bacchus Law Corp and Parsons Behle Latimer.

1.2

Schedules

The following are the schedules to this Agreement:

Schedule “A” -

Executing Accepting Shareholders – Purchaser Consideration Paid

Schedule “B” -

Certificate of Non-U.S. Shareholder

Schedule “C” -

Certificate of  U.S. Shareholder

1.3

Interpretation

For the purposes of this Agreement, except as otherwise expressly provided herein:

1.3.1

all references in this Agreement to a designated Article, Section, subsection, paragraph, or other subdivision, or to a Schedule, is to the designated Article, section, subsection, paragraph or other subdivision of or Schedule to this Agreement unless otherwise specifically stated;

1.3.2

the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, clause, subclause or other subdivision or Schedule;

1.3.3

the singular of any term includes the plural and vice versa and the use of any term is equally applicable to any gender and where applicable to a body corporate;

1.3.4

the word “or” is not exclusive and the word “including” is not limiting (whether or not non-limiting language such as “without limitation” or “but not limited to” or other words of similar import are used with reference thereto);

1.3.5

all accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with GAAP, applied on a consistent basis with prior years;

1.3.6

except as otherwise provided, any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which have the effect of supplementing or superseding such statute or such regulations;

1.3.7

where the phrase “to the best of the knowledge of” or phrases of similar import are used in this Agreement, it will be a requirement that the Person in respect of whom the phrase is used will have made such due enquiries as are reasonably necessary to enable such Person to make the statement or disclosure;

1.3.8

the headings to the Articles and sections of this Agreement are inserted for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

1.3.9

any reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity;

1.3.10

the parties acknowledge that this Agreement is the product of arm’s length negotiation between the parties, each having obtained its own independent legal advice, and that this Agreement will be construed neither strictly for nor strictly against any party irrespective of which party was responsible for drafting this Agreement;

1.3.11

the representations, warranties, covenants and agreements contained in this Agreement will not merge at the Closing and will continue in full force and effect from and after the Closing Date for the applicable period set out in this Agreement; and

1.3.12

unless otherwise specifically noted, all references to currency in this Agreement and in the Target Financial Statements are or will be to United States Dollars (US$).  If it is necessary to convert money from another currency to United States Dollars, such money will be converted using the exchange rates in effect at the date of payment.

ARTICLE 2
SHARE SALE AND MERGER

2.1

The Share Sale

Subject to the terms and conditions of this Agreement, the Purchaser irrevocably agrees to purchase the Shares from the Accepting Shareholders and the Accepting Shareholders irrevocably agree to sell, assign and transfer the Shares to the Purchaser, free and clear of all Encumbrances, on the terms and conditions herein set forth, in consideration of the issuance by the Purchaser of the Consideration Securities to the Accepting Shareholders.  At the Closing the Purchaser shall pay and deliver as full consideration for purchase of the Shares the following, which will be allocated pro rata among the Accepting Shareholders on the basis of the number and type of Shares held by each to the total held by all and in accordance with the Consideration Securities allocations on Schedule “A” Accepting Shareholders execution page – “Executing Accepting Shareholders – Purchaser Consideration Paid”:

(i)

30,249,256 Purchaser Common Shares (“PC Shares”);

(ii)

123,675 Purchaser Series A (“P Series A”);

(iii)

123,675 Purchaser Series B (“P Series B”);

(iv)

24,000 Purchaser Series A Warrants (“PS A Warrants”) exercisable at $208 per Purchaser Series A share in exchange for the Vendor Series A; and

(v)

38,285 Purchaser Series B Warrants (“PS B Warrants”) exercisable at $248 per Purchaser Series B share in exchange for the Vendor Series B.

The Purchaser also warrants, diligently on or before 90 days from Second Closing, to make the same offers, mutatis mutandis, to any non-US shareholders of the Target which have not executed this Agreement with the intent that, together with the Merger, the Target shall be a wholly owned subsidiary.

2.2

Directors

(a)

Subject to compliance with Applicable Law and this Section 2.2, effective upon the Second Closing the Purchaser shall appoint to its board of directors one nominee of the Target.

(b)

The Purchaser’s obligations to appoint Target’s designees to the Purchaser’s board of directors shall be subject to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder.  The Purchaser shall promptly take all actions required pursuant to Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section 1.3(b), including mailing to stockholders any information required by Section 14(f) and Rule 14f-1 to enable the Target’s designee to be elected or designated to the Purchaser’s board of directors.  The parties shall supply or cause to be supplied to the Purchaser any information with respect to Target, the Purchaser, their respective officers, directors and affiliates and proposed nominee required by Section 14(f) and Rule 14f-1.

2.3

The Merger

(a)

Upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in this Agreement, and in accordance with the corporation laws of the state of Colorado (the “Colorado law”), at the Effective Time, Mergerco shall be merged with and into the Target.  As a result of the Merger, the separate corporate existence of Mergerco shall cease, and the Target shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).  The Merger shall have the effects set forth in the applicable provisions of the Colorado Law.  Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Target and Mergerco shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Target and Mergerco shall become the debts, liabilities and duties of the Surviving Corporation.

(b)

At the Effective Time, the Target’s articles of incorporation and bylaws as in effect immediately prior to the Effective Time shall remain the articles of incorporation and bylaws of the Surviving Corporation,

(c)

The directors of the Target immediately prior to the Effective Time shall, from and after the Effective Time, remain the directors of the Surviving Corporation , each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.  The officers of the Target immediately prior to the Effective Time, from and after the Effective Time, shall continue as the officers of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

(d)

If at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Target or Mergerco acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Target or Mergerco, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

2.4

Closing and Effective Time of the Merger

The closing of the Merger (the “Merger Closing”) will take place at a date and time to be specified by the parties (the “Merger Closing Date”), such date to be no later than 90 days following the Second Closing at the offices of  the Purchaser’s Solicitors, unless another time, date or place is agreed to in writing by the parties hereto.  On the Merger Closing Date, or on such other date as the Target and Purchaser may agree to in writing, the Target, the Purchaser and Mergerco shall cause appropriate articles of merger, plan of merger or other appropriate documents to be executed and filed with the Secretary of State of the State of Colorado in accordance with the relevant provisions of the Colorado Law and shall make all other filings or recordings required under the Colorado Law.  The Merger shall become effective at the time the articles of merger shall have been duly filed with the Secretary of State of the State of Colorado or such later date and time as is agreed upon by the parties and specified in the articles of merger, such date and time herein referred to as the “Effective Time”.

2.5

Consideration Shares Issued Pursuant to Exemptions

The Accepting Shareholders acknowledge and agree that the Consideration Securities are being issued pursuant to an exemption from the registration requirements of the Securities Act and the registration and prospectus requirements of acts applying to non-USA Accepting Shareholders.  The Accepting Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by Applicable Securities Laws.  The certificate(s) representing the Consideration Securities to be issued on Closing will be endorsed with the following legend, pursuant to the Securities Act, in order to reflect the fact that the Consideration Securities will be issued to the Accepting Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

For those Accepting Shareholders who are Canadian residents the certificate shall also bear the following legend:

“UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS:  (A) THE SECURITY HOLDER TRADES THE SECURITY THROUGH AN INVESTMENT DEALER REGISTERED IN BRITISH COLUMBIA FROM AN ACCOUNT AT THAT DEALER IN THE NAME OF THE SECURITY HOLDER, AND (B)  THE DEALER EXECUTES THE TRADE THROUGH THE OTC BULLETIN BOARD OR PINK SHEETS.”

The Accepting Shareholders acknowledge that the Purchaser has advised the Accepting Shareholders that it is issuing the Consideration Securities to the Accepting Shareholders under exemptions from the prospectus and registration requirements of Applicable Securities Laws and, as a consequence, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Accepting Shareholders.  To evidence the Accepting Shareholders’s eligibility for such exemptions, the Accepting Shareholders agrees to deliver a fully completed and executed Certificate of Non-U.S. Shareholder and, if required as part of the Merger, Certificate of US Shareholder (the “Certificate”), in the form attached hereto as 0Schedule B and C, to the Purchaser, and agrees that the representations and warranties set out in the Certificate as executed by the Accepting Shareholders will be true and complete on the Closing Date.

2.6

Fractional Securities

Notwithstanding any other provision of this Agreement, no fractional Consideration Securities will be issued in the Transaction.  In lieu of any such fractional securities, the Accepting Shareholders will be entitled to have such fraction rounded up to the nearest whole number of applicable Consideration Securities and will receive from the Purchaser a certificate representing same.

2.7

Restricted Securities

The Accepting Shareholders acknowledge that the Consideration Securities issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under Applicable Securities Laws, and, as a result, may not be sold, transferred or otherwise disposed of, except pursuant to an effective registration statement or prospectus, or pursuant to an exemption from, or in a transaction not subject to, the registration or prospectus requirements of Applicable Securities Laws and in each case only in accordance with all Applicable Securities Laws.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

As of the Closing Date (hereafter Closing refers also to the Second Closing as appropriate and practical to the circumstances) and except as set forth in the Target Financial Statement or the Disclosure document signed and dated by the Companies and delivered by the Companies to the Purchaser at Closing (the “Disclosure document”), or as otherwise provided for in any certificate or other instrument delivered pursuant to this Agreement, the Companies make the following representations to the Purchaser and acknowledge and agree that the Purchaser is relying upon such representations and warranties, each of which is qualified in its entirety by the matters described in the Disclosure document, in connection with the execution, delivery and performance of this Agreement:

3.1

Organization and Good Standing

The Companies’ jurisdiction of incorporation is the British Virgin Islands and Colorado.  At Closing the Companies are corporations duly organized, validly existing, and in good standing under the laws of their jurisdictions of incorporation, with full corporate power, authority and capacity to conduct their business as presently conducted, to own or use the properties and assets that they purport to own or use, and to perform all of their obligations under any applicable contracts.  The Companies are duly qualified to do business as foreign corporations and at Closing are in good standing under the laws of each state or other jurisdiction in which the failure to be so registered would be likely to result in a Material Adverse Effect on the Companies.

3.2

Capitalization

3.2.1

The entire authorized and issued capital stock and other equity securities of the Target is as set out in a Disclosure document to be presented at Second Closing. All of the issued and outstanding Shares and other securities of the Target are owned of record and beneficially by the Accepting Shareholders, free and clear of all Encumbrances.  All of the outstanding equity securities of the Target have been duly authorized and validly issued and are fully paid and non-assessable.  None of the outstanding equity securities or other securities of the Target, if any, were issued in violation of any applicable securities legislation or any other Legal Requirement. The Target does not own, or have any contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

3.2.2

The Accepting Shareholders own and have good marketable title to the Shares, as the legal and beneficial owner thereof, free of all Encumbrances.

3.3

Absence of Rights to Acquire Securities

Other than as set out in this Agreement and a Disclosure document to be presented at Second Closing, no Person has any agreement, right or option, present or future, contingent, absolute or capable of becoming an agreement, right or option or which with the passage of time or the occurrence of any event could become an agreement, right or option:

3.3.1

to require the Target to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Target;

3.3.2

for the issue or allotment of any unissued shares in the capital of the Target;

3.3.3

to require the Target to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Target; or

3.3.4

to acquire the Shares or any of them.

3.4

Authority

The Company has all requisite corporate power and authority to execute and deliver this Agreement and any other documents contemplated by this Agreement (collectively, the “Transaction Documents”) to be signed by the Company and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the Transaction Documents by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the board of director of the Company and the shareholders of the Companies, as applicable.  No other corporate or shareholder proceedings on the part of the Company is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Transaction Documents when executed and delivered by the Company as contemplated by this Agreement will be duly executed and delivered by the Company and this Agreement is, and the other Transaction Documents when executed and delivered by the Company as contemplated hereby will be, valid and binding obligations of the Company enforceable in accordance with their respective terms except:

3.4.1.1

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

3.4.1.2

as limited by laws relating to the availability of specific performance, injunctive relief of other equitable remedies; and

3.4.1.3

as limited by public policy.

3.5

No Conflict

Except as set out in a Disclosure document, neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein will, directly or indirectly (with or without notice or lapse of time or both):

3.5.1

contravene, conflict with, or result in a violation of any provision of the Organizational Documents of the Companies, or any resolution adopted by the board of directors or the shareholders of the Companies;

3.5.2

contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated herein or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Companies, or any of their respective assets, may be subject;

3.5.3

contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any governmental authorization that is held by the Companies or that otherwise relates to the Business of, or any of the assets owned or used by, the Companies;

3.5.4

cause the Purchaser or the Target to become subject to, or to become liable for the payment of, any Tax;

3.5.5

cause any of the assets owned by the Companies to be reassessed or revalued by any taxing authority or other Governmental Body;

3.5.6

contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Material Contract;

3.5.7

result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by the Companies; or

3.5.8

require the Companies to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated herein.

3.6

Financial Statements

3.6.1

The Accepting Shareholders have, or will prior to Closing have, delivered the Target Financial Statements to the Purchaser.

3.6.2

The Target Financial Statements:

3.6.2.1

are in accordance with the books and records of the Target;

3.6.2.2

present fairly the financial condition of the Target as of the respective dates indicated and the results of operations for such periods; and

3.6.2.3

have been prepared in accordance with IFRS and reflect the consistent application of IFRS throughout the periods involved.

3.6.3

All material financial transactions of the Target have been accurately recorded in the books and records of the Target and such books and records fairly present the financial position and the affairs of the Target.

3.6.4

Other than the costs and expenses incurred in connection with the negotiation and consummation of the transactions contemplated herein, the Target has no material Liabilities or obligations, net of cash, either direct or indirect, matured or unmatured, absolute, contingent or otherwise, that exceed $50,000, which:

3.6.4.1

are not set forth in the Target Financial Statements or have not heretofore been paid or discharged;

3.6.4.2

did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to the Purchaser; or

3.6.4.3

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the Accounting Date.

3.6.5

Except to the extent reflected or reserved against in the Target Financial Statements or incurred subsequent to the Accounting Date in the ordinary and usual course of the business of the Target, the Target does not have any outstanding indebtedness or any Liabilities or obligations (whether accrued, absolute, contingent or otherwise), and any Liabilities or obligations incurred in the ordinary and usual course of business since the Accounting Date have not had a Material Adverse Effect on the Target.

3.6.6

Since the Accounting Date, there have not been:

3.6.6.1

any changes in the condition or operations of the business, assets or financial affairs of the Target which have caused, individually or in the aggregate, a Material Adverse Effect on the Target; or

3.6.6.2

any damage, destruction or loss, labour trouble or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to the Purchaser, which has or may cause a Material Adverse Effect on the Target.

3.6.7

Since the Accounting Date, and other than as contemplated by this Agreement, the Target has not:

3.6.7.1

transferred, assigned, sold or otherwise disposed of any of the assets shown or reflected in the Target Financial Statements or cancelled any debts or claims except in each case in the ordinary and usual course of business;

3.6.7.2

except for funding obligations to its predecessor, incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and Liabilities incurred in the ordinary and usual course of business;

3.6.7.3

except for organizational issuances and issuances for capital funding, issued or sold any shares in its capital or any warrants, bonds, debentures or other corporate securities or issued, granted or delivered any right, option or other commitment for the issue of any such or other securities;

3.6.7.4

discharged or satisfied any Encumbrances, or paid any obligation or liability (fixed or contingent), other than current Liabilities or the current portion of long term liabilities disclosed in the Target Financial Statements or current Liabilities incurred since the date thereof in the ordinary and usual course of business;

3.6.7.5

declared, made, or committed itself to make any payment of any dividend or other distribution in respect of any of its shares, nor has it purchased, redeemed, subdivided, consolidated, or reclassified any of its shares;

3.6.7.6

made any gift of money or of any assets to any Person;

3.6.7.7

purchased or sold any assets except in the ordinary and usual course of business;

3.6.7.8

amended or changed or taken any action to amend or change its Organizational Documents;

3.6.7.9

made payments of any kind to or on behalf of either the Accepting Shareholders or any Related Parties of the Accepting Shareholders, nor under any management agreement save and except business related expenses and salaries in the ordinary and usual course of business and at the regular rates payable to them;

3.6.7.10

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of the Target to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

3.6.7.11

made or suffered any amendment or termination of any Material Contract, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

3.6.7.12

suffered any damage, destruction or loss, whether or not covered by insurance, that has had or may be reasonably expected to have a Material Adverse Effect on the Target;

3.6.7.13

other than in the ordinary course of business and to discharge accrued liabilities, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

3.6.7.14

adopted, or increased the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Target; or

3.6.7.15

authorized or agreed or otherwise have become committed to do any of the foregoing.

3.6.8

The Target has no guarantees, indemnities or contingent or indirect obligations with respect to the Liabilities or obligations of any other Person including any obligation to service the debt of or otherwise acquire an obligation of another Person or to supply funds to, or otherwise maintain any working capital or other balance sheet condition of any other Person.

3.6.9

The Target is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, license, permit, authorization, certification, instrument, statute, regulation, order, judgment, decree or law that would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for in this Agreement.

3.7

Subsidiaries

The Target has assumed finance obligations for its predecessor, CGI, and has been granted a pledge on CGI’s assets and subsidiaries and an option to earn 25% of the same for each $1,000,000 expended on behalf of CGI and the subsidiaries.  The Target has raised more than the required sum to effect acquisition of 100% of the CGI assets and subsidiaries, has been expending the same and the Target will have full right to exercise the option on or before Second Closing.

3.8

Books and Records

The books of account, minute books, stock record books, and other records of the Target are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of the Target contain accurate and complete records of all meetings held, and corporate action taken by, the respective shareholders, board of directors, and committees of the board of directors of the Target, and no meeting of any such shareholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books.  At the Closing, all of those books and records will be in the possession of the Target.

3.9

Title to Personal Property and Encumbrances

The Target possesses, and has good and marketable title to all personal property necessary for the continued operation of the Business as presently conducted and as represented to the Purchaser, including all assets reflected in the Target Financial Statements or acquired since the Accounting Date.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by the Target is owned by the Target free and clear of all Encumbrances, except as disclosed in the Disclosure document.

3.10

Title to Real Property and Encumbrances

The Target possesses, and has good and marketable title to all real property and leaseholds or other such interests necessary for the continued operation of the Business as presently conducted and as represented to the Purchaser, including all assets reflected in the Target Financial Statements or acquired since the Accounting Date.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material real property and leaseholds are owned or leased by the Target free and clear of all Encumbrances, except as disclosed in the Disclosure document.  The Companies have delivered or made available, or will make available on request, to the Purchaser copies of the deeds and other instruments (as recorded) by which the Companies acquired such real property and interests, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of either of the Companies and relating to such property or interests.

3.11

Condition and Sufficiency of Assets

All plant, machinery, facilities and equipment and other assets used by the Target in connection with the Business are owned by the Target or used by it under valid and subsisting leases, licenses, operating agreements or other arrangements and are in good operating condition, fit for their intended use and in a good state of maintenance and repair for equipment of similar age relative to the standards of maintenance and repair maintained by other companies carrying on similar business, except for ordinary, routine maintenance and repairs that are not material in nature or cost.  The building, plants, structures and equipment of the Target are sufficient for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to the Closing.

3.12

Accounts Receivable

All accounts receivable of the Target that are reflected on the balance sheet included in the Target Financial Statements or on the accounting records of the Target as of the Closing Date (collectively, the “Accounts Receivable”) have been recorded by the Target in accordance with its usual accounting practices consistent with prior periods and represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. To the best of the knowledge of the Accepting Shareholders, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the balance sheet included in the Target Financial Statements or on the accounting records of the Target.  The reserve taken for doubtful or bad debtor accounts is adequate based on the past experience of the Target and is consistent with the accounting procedures used in previous fiscal periods. There is nothing which would indicate that such reserves are not adequate or that a higher reserve should be taken.  There is no contest, claim, or right of set-off, other than returns in the ordinary course of business, under any contract with any obligor of an Account Receivable relating to the amount or validity of such Account Receivable. The Disclosure document contains a complete and accurate list of all Accounts Receivable as of the date of the Financial Statements, which list sets forth the aging of such Accounts Receivable.

3.13

Material Contracts

The Companies have made available all the present outstanding Material Contracts entered into by the Companies in the course of carrying on the Business.  Except as disclosed herein or in the Target Financial Statements, the Target is not party to or bound by any other Material Contract, whether oral or written, and the contracts and agreements are all valid and subsisting, in full force and effect and unamended, no material default or violation exists in respect thereof on the part of either of the Companies or, to the best of the knowledge of the Companies, on the part of any of the other parties thereto.  The Companies are not aware of any intention on the part of any of the other parties thereto to terminate or materially alter any such contracts or agreements or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any such contracts or agreements.  To the best knowledge of the Companies, the continuation, validity, and effectiveness of each Material Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement.  There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Material Contract.

3.14

Tax Matters

3.14.1

To the knowledge of each of the Companies, the Target has filed or caused to be filed all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of corporations, pursuant to all applicable statutes and other Legal Requirements.  The Target has made available to the Purchaser copies of all such Tax Returns filed by the Target.  Except as described in the Disclosure document, the Target has not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment by the Target or for which the Target may be liable.

3.14.2

All Taxes that the Target is or was required to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

3.14.3

All Tax Returns filed by (or that include on a consolidated basis) the Target are true, correct, and complete. There is no tax sharing agreement that will require any payment by the Target after the date of this Agreement.

3.14.4

The Target has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof and has established an adequate reserve therefore in the Target Financial Statements for those Taxes not yet due and payable, except for (i) any Taxes the non-payment of which will not have a Material Adverse Effect on the Target, and (ii) such Taxes, if any, as are listed in the Disclosure document and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Target Financial Statements.

3.14.5

The Target is not presently under, or has received notice of, any contemplated investigation or audit by any regulatory or government agency or body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

3.14.6

To the Companies’ knowledge, the Target Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to the Target.

3.15

No Agents

The Companies warrant to the Purchaser that no broker, agent or other intermediary has been engaged by either of the Companies in connection with the transactions contemplated hereby and, consequently, no commission is payable or due to a third party from either of the Companies.

3.16

Employee Benefit Plans and Compensation; Employment Matters.

3.16.1

For purposes of this Section 3.16, the following terms will have the meanings set forth below:

3.16.1.1

“Employee Plan” refers to any plan, program, policy, practice, contract, agreement or other arrangement providing for bonuses, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, and pursuant to which the Target has or may have any material liability contingent or otherwise;

3.16.1.2

“Employee” means any current, former, or retired employee, officer, or director of the Target; and

3.16.1.3

“Employee Agreement” refers to each employment, severance, consulting or similar agreement or contract between the Target and any Employee.

3.16.2

Each of the Companies has made available to Purchaser:

3.16.2.1

correct and complete copies of all documents embodying each Employee Plan and each Employee Agreement including all amendments thereto and copies of all forms of agreement and enrollment used in connection therewith;

3.16.2.2

the most recent annual actuarial valuations, if any, prepared for each Employee Plan;

3.16.2.3

if the Employee Plan is funded, the most recent annual and periodic accounting of the Employee Plan assets; and

3.16.2.4

all communications material to any Employee or Employees relating to the Employee Plan and any proposed Employee Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Target.

3.16.3

The Target has performed, in all material respects, all obligations required to be performed by it under, is not in default or violation of, and has no knowledge of any default or violation by another party to any Employee Plan, and all Employee Plans have been established and maintained in all material respects in accordance with their respective terms and in substantial compliance with all Applicable Laws.  There are no actions, suits or claims pending, or, to the knowledge of the Target, threatened or anticipated (other than routine claims for benefits), against any Employee Plan or against the assets of any Employee Plan.  The Employee Plans can be amended, terminated or otherwise discontinued after the Closing in accordance with their terms, without liability to the Target, the Purchaser or any Affiliate thereof (other than ordinary administration expenses typically incurred in a termination event).  There are no audits, inquiries or proceedings pending or, to the knowledge of either of the Companies, threatened, by any Governmental Body.

3.16.4

The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under an Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

3.16.5

To the knowledge of the Companies, the Target:

3.16.5.1

is in compliance in all material respects with all Applicable Laws respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees;

3.16.5.2

has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees;

3.16.5.3

is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing;

3.16.5.4

is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees (other than routine payments to be made in the normal course of business and consistent with past practice);

3.16.5.5

has provided the Employees with all wages, benefits, stock options, bonuses, incentives and all other compensation that became due and payable through the date of the Agreement; and

3.16.5.6

represents that in the last three (3) years, no citation has been issued by any federal, state or provincial occupational safety and health board or agency against them and no notice of contest, claim, complaint, charge, investigation or other administrative enforcement proceeding involving them has been filed or is pending or, to their knowledge, threatened, against them under any federal, state or provincial occupational safety and health board or any other Applicable Law relating to occupational safety and health.

3.16.6

No work stoppage, labour strike or other “concerted action” involving Employees against the Target is pending or, to the knowledge of either of the Companies, threatened.  The Target is not involved in nor, to the knowledge of the Companies, threatened with, any labour dispute, grievance, or litigation relating to labour, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labour practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in a Material Adverse Effect on either of the Companies.  The Target is not presently, nor has been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to any Employees and no collective bargaining agreement is being negotiated.  To the knowledge of the Companies, there are no activities or proceedings of a labour union to organize any of the Employees.

3.16.7

 There are no complaints, claims or charges pending or outstanding or, to the best of the knowledge of the Accepting Shareholders, anticipated, nor are there any orders, decisions, directions or convictions currently registered or outstanding by any tribunal or agency against or in respect of the Target under or in respect of any employment legislation.  There are no appeals pending before any workers compensation or similar authority involving either of the Companies and all levies, assessments and penalties made against either of the Companies pursuant to workers’ compensation or similar legislation have been paid.  Neither of the Companies is aware of any audit currently being performed by any workers compensation or similar authority, and all payments required to be made in respect of termination or severance pay under any employment standards or similar legislation in respect of former employees or employees have been made.

3.17

Consents

No authorization, approval, order, license, permit or consent of any Governmental Body, regulatory body, agency, other authority or any Person, including any governmental department, commission, bureau, board or administrative agency or court, and no registration, declaration or filing by either of the Companies with any such Governmental Body, regulatory body or agency or court is required in order for either of the Companies to:

3.17.1

consummate the transactions contemplated by this Agreement;

3.17.2

execute and deliver all of the documents and instruments to be delivered by the Accepting Shareholders under this Agreement;

3.17.3

duly perform and observe the terms and provisions of this Agreement; or

3.17.4

render this Agreement legal, valid, binding and enforceable.

3.18

Compliance with Legal Requirements

Except as disclosed:

3.18.1

each of the Companies is, and at all times has been, in full compliance with all of the terms and requirements of each governmental authorization required for the operation of the Business;

3.18.2

no event has occurred or circumstance exists that may (with or without notice or lapse of time) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any governmental authorization required for the operation of the Business or may result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any governmental authorization required for the operation of the Business;

3.18.3

 no notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any governmental authorization, or any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any governmental authorization; and

3.18.4

all applications required to have been filed for the renewal of the governmental authorizations required for the operation of the Business have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such governmental authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

3.19

Legal Proceedings

3.19.1

There is no pending Proceeding:

3.19.1.1

that has been commenced by or against the Companies or that otherwise relates to or may affect the Business, or any of the assets owned or used by, the Target; or

3.19.1.2

that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated herein.

3.19.2

To the knowledge of the Companies, no Proceeding has been threatened, and  no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

3.19.3

Except as disclosed:

3.19.3.1

there is no Order to which the Companies, the Business, or any of the assets owned or used by them, is subject; and

3.19.3.2

no officer, director, agent, or employee of the Companies is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the Business.

3.20

Insurance

3.20.1

Except as disclosed, all insurance policies to which the Companies are a party or that provides coverage to the Companies, or to any director or officer of the Companies:

3.20.1.1

are valid, outstanding, and enforceable;

3.20.1.2

are issued by an insurer that is financially sound and reputable;

3.20.1.3

taken together, provide adequate insurance coverage for the assets and the operations of the Companies for all risks normally insured against by a Person carrying on the same business as the Companies;

3.20.1.4

are sufficient for compliance with all Legal Requirements and contracts to which either of the Companies is a party or by which either is bound;

3.20.1.5

will continue in full force and effect following the consummation of the transactions contemplated herein; and

3.20.1.6

do not provide for any retrospective premium adjustment or other experienced-based liability on the part of either of the Companies.

3.20.2

None of the Companies has received (a) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (b) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder.

3.20.3

The Companies have paid all premiums due, and have otherwise performed all of their respective obligations, under each policy to which the Companies are a party or that provides coverage to the Companies or any director thereof.

3.20.4

The Companies have given prompt notice to its insurers of all claims or possible claims that may be insured by any of their respective policies.

3.21

Indebtedness to Accepting Shareholders

Except for (i) the payment or accrual of salaries, bonuses and reimbursement for out-of-pocket expenses in the ordinary and usual course, or (ii) amounts accrued on the Target Financial Statements, the Target is not indebted to the Accepting Shareholders, any Related Party of the Accepting Shareholders or any directors, officers or employees of the Target, on any account whatsoever.

3.22

Certain Payments

Since the Accounting Date, none of the Companies nor any director, officer, agent, or employee of either of the Companies, nor any other Person associated with or acting for or on behalf of either of the Companies, has directly or indirectly:

3.22.1

made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services:

3.22.1.1

to obtain favorable treatment in securing business;

3.22.1.2

to pay for favorable treatment for business secured;

3.22.1.3

to obtain special concessions or for special concessions already obtained, for or in respect of either of the Companies or any Related Party of either of the Companies; or

3.22.1.4

in violation of any Legal Requirement; or

3.22.2

established or maintained any fund or asset that has not been recorded in the books and records of either of the Companies.

3.23

Undisclosed Information

3.23.1

None of the Companies has any specific information relating to the other which is not generally known or which has not been disclosed to the Purchaser and which could reasonably be expected to have a Material Adverse Effect on any of the Companies.

3.23.2

To the knowledge of the Companies, no representation or warranty of the Companies in this Agreement and no statement in a disclosure document omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

3.24

Inventory

All of the inventory of the Companies, including finished goods, work in progress, raw materials and packaging, is in good and saleable condition and:

3.24.1

there is no redundant, obsolete or stale-dated inventory on hand that has not been written down or fully allowed for on the books and records of the Companies;

3.24.2

all inventory or product produced or sold by the Companies has been produced or sold in accordance with the required customer specification and grade;

3.24.3

there are no forward commitments, either written or oral, for the purchase of any inventories, including raw materials or supplies; and

3.24.4

there are no discounts, credits, rebates, coupons or other allowances that have been provided to any customers of the Companies which are outstanding or unsatisfied in any respect.

3.25

Intellectual Property

3.25.1

The Companies own and control all intellectual property assets necessary for the operation of the Business as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

3.25.1.1

all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

3.25.1.2

all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

3.25.1.3

all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

3.25.1.4

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by either of the Companies as licensee or licensor (collectively, the “Trade Secrets”).

3.25.2

None of the Companies has transferred, assigned or encumbered the Intellectual Property Assets or its interests therein in any way.

3.25.3

The conduct of the Business does not infringe the intellectual property or contractual rights or obligations of any Person and is in accordance with any and all agreements pursuant to which either of the Companies has the right to use or license any third-party intellectual property. No Person has instituted or threatened any proceeding or action against either of the Companies alleging any infringement by either of the Companies of the intellectual property of such Person.

3.25.4

The Companies are not aware of any third party challenging, infringing or otherwise violating either of the Companies’ rights in the Intellectual Property Assets.

3.25.5

The Companies have used the Intellectual Property Assets in such a manner as to preserve their rights therein, including the use of proper notices indicating ownership of the Intellectual Property Assets to the extent necessary for the protection of all rights therein and the prevention of any disclosure to the public of any confidential information related to the Intellectual Property Assets.

3.25.6

Each Employee has entered into a valid and subsisting employment contract that obliges the Employee to maintain the confidential information related to the Intellectual Property Assets during and following employment and to assign all right, title and interest in the Intellectual Property Assets to the Target or the Accepting Shareholders, as applicable, and to waive any and all moral rights that such Employees may have therein.

3.26

Environmental Matters

3.26.1

The Companies have obtained all approvals, authorizations, certificates, consents, licences, orders and permits or other similar authorizations of all Governmental Bodies, or from any other Person, that are required under any Environmental Laws.

3.26.2

The Companies are in compliance with all material terms and conditions of all approvals, authorizations, certificates, consents, licences, orders and permits or other similar authorizations of all Governmental Bodies required under all Environmental Laws.  The Companies are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws.

3.26.3

There are no past or present events, conditions, circumstances, incidents, actions or omissions that constituted, constitute or may, after the Closing, constitute a violation by any of the Companies of any Environmental Law or that may give rise to any Environmental Liabilities of the Companies, or otherwise form the basis of any claim, action, demand, suit, Proceeding, hearing, study or investigation relating to or in any way affecting any of the Companies (i) under any Environmental Laws or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including underground storage), Disposal, transport, handling, emission, discharge, Release or threatened Release of any Contaminants.

3.26.4

Except as disclosed:

3.26.4.1

none of the Companies has been charged with or convicted of an offence for non-compliance with or breach of any Environmental Laws or fined or otherwise sentenced for non-compliance with or breach of any Environmental Laws or settled any prosecution short of conviction for non-compliance with or breach of any Environmental Laws;

3.26.4.2

none of the Companies has caused or permitted, nor has any knowledge of, the Release or Disposal of any Contaminant on, from, under or to the Premises or of any Release or Disposal from any facility owned or operated by any other Person for which any of the Companies may have any Liability; and

3.26.4.3

all Contaminants generated, handled, stored, treated, processed, transported or Disposed of by or on behalf of the Companies have been generated, handled, stored, treated, processed, transported or Disposed of in compliance with all applicable Environmental Laws.

3.27

Other Representations

All statements contained in any certificate or other instrument delivered by or on behalf of the Companies pursuant hereto or in connection with the transactions contemplated by this Agreement will be deemed to be representations and warranties by the Companies hereunder.

3.28

Survival

The representations and warranties of the Companies hereunder will survive the Closing and the issuance of the Consideration Securities and, notwithstanding the Closing and the issuance of the Consideration Securities or the waiver of any condition by the Purchaser, the representations, warranties, covenants and agreements of the Companies will (except where otherwise specifically provided in this Agreement) survive the Closing and will continue in full force and effect for a period of twelve (12) months from the Closing Date for all matters except a claim for breach of any of the representations and warranties by the Companies in or pursuant to this Agreement involving fraud or fraudulent misrepresentation on the part of the Companies may be made against the Companies at any time following the Closing Date, subject only to applicable limitation periods imposed by law

3.29

Reliance

The Companies acknowledge and agree that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions contained in this Agreement, notwithstanding any independent searches or investigations that have been or may be undertaken by or on behalf of the Purchaser, and that no information which is now known or should be known or which may hereafter become known by the Purchaser or its officers, directors or professional advisers, on the Closing Date, will limit or extinguish the right to indemnification hereunder.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

As of the Closing Date and except as set forth in the disclosure document signed and dated by the Purchaser and delivered by the Purchaser to the Accepting Shareholders at Closing (the “Purchaser Disclosure document”) or as otherwise provided for in any certificate or other instrument delivered pursuant to this Agreement, the Purchaser makes the following representations to the Accepting Shareholders, and the Purchaser acknowledges that the Accepting Shareholders is relying upon such representations and warranties, each of which is qualified in its entirety by the matters described in the Purchaser Disclosure document, in connection with the execution, delivery and performance of this Agreement, as follows:

4.1

Organization and Good Standing

The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power, authority and capacity to conduct its business as presently conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under any applicable contracts.  The Purchaser is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

4.2

Capitalization

As of the date of this Agreement, there are 38,504,230 common shares, 125,000 Series A Preferreds (having 208 votes per share and convertible to 208 common shares per Preferred subject to the common stock trading of $3.00 after 10-consecutive trading days or after a period of Twelve Months (12) from the date of issue, which ever occurs first) and 125,000 Class B Preferreds (having 248 votes per share  and convertible to 248 common shares per Preferred subject to the common stock trading at $7.00 after 10-consecutive trading days or after a period of Twenty Four Months (24) from the date of issue, which ever occurs first) and 20,501,666 options and warrants issued and outstanding.  Except for the Purchaser Shares, and except as set out in this Agreement and the Purchaser Disclosure document to be submitted at Second Closing, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating the Purchaser to issue any additional Purchaser Shares, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from the Purchaser any Purchaser Shares.  There are no agreements purporting to restrict the transfer of any of the issued and outstanding Purchaser Shares, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of any of the Purchaser Shares to which the Purchaser is a party or of which the Purchaser is aware.

4.3

Authority

4.3.1

The Purchaser has all requisite corporate power and authority to execute and deliver the Transaction Documents to be signed by the Purchaser and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the Transaction Documents by the Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of the Purchaser.  No other corporate or shareholder proceedings on the part of the Purchaser are necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Transaction Documents when executed and delivered by the Purchaser as contemplated by this Agreement will be, duly executed and delivered by the Purchaser and this Agreement is, and the other Transaction Documents when executed and delivered by the Purchaser as contemplated hereby will be, valid and binding obligations of the Purchaser enforceable in accordance with their respective terms except:

4.3.1.1

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

4.3.1.2

as limited by laws relating to the availability of specific performance, injunctive relief of other equitable remedies; and

4.3.1.3

as limited by public policy.

4.4

Validity of Consideration Securities Issuable upon the Transaction

The Consideration Securities to be issued to the Accepting Shareholders at Closing will, upon issuance, have been duly and validly authorized and, the Consideration Shares when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.5

Non-Contravention

Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated herein, will:

4.5.1

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any Lien, security interest, charge or Encumbrance upon any of the material properties or assets of the Purchaser under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, Order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser or its material property or assets;

4.5.2

violate any provision of the Organizational Documents of the Purchaser or any Applicable Laws; or

4.5.3

violate any Order, writ, injunction, decree, statute, rule, or regulation of any court or Governmental Body applicable to the Purchaser or any of its material property or assets.

4.6

Corporate Records of the Purchaser

The corporate records of the Purchaser, as required to be maintained by it pursuant to the laws of the State of Colorado, are accurate, complete and current in all material respects, and the minute books of the Purchaser are, in all material respects, correct and contain all material records required by the laws of the State of Colorado in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of the Purchaser.

4.7

Actions and Proceedings

Except as disclosed in the Purchaser’s SEC Documents, to the best knowledge of the Purchaser, there is no basis for and there is no claim, charge, arbitration, grievance, action, suit, judgment, demand, investigation or Proceeding by or before any court, arbiter, administrative agency or other Governmental Body now outstanding or pending or, to the best knowledge of the Purchaser, threatened against or affecting the Purchaser which involves any of the business, property or assets of the Purchaser that, if adversely resolved or determined, would have a Material Adverse Effect on the Purchaser.  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have a Material Adverse Effect on the Purchaser.

4.8

Compliance

4.8.1

To the best knowledge of the Purchaser, the Purchaser is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any Applicable Laws related to the business or operations of the Purchaser.

4.8.2

To the best knowledge of the Purchaser, the Purchaser is not subject to any judgment, Order or decree entered in any lawsuit or Proceeding applicable to its business and operations that would have a Material Adverse Effect on the Purchaser.

4.8.3

The Purchaser has duly filed all reports and returns required to be filed by it with Governmental Bodies and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no Proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of the Purchaser, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction.

4.9

Filings, Consents and Approvals

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or Governmental Body or any other Person is necessary for the consummation by the Purchaser of the transactions contemplated herein or to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.10

SEC Filings

The Purchaser has made available, by due and prompt EDGAR filings, to the Accepting Shareholders a true and complete copy of each material change report, schedule and registration statement required to be filed by the Purchaser with the SEC (collectively, and as such documents have since the time of their filing been amended, the “Purchaser SEC Documents”). As of their respective dates, the Purchaser SEC Documents complied in all material respects with the requirements of the Securities Act, and the rules and regulations of the SEC thereunder applicable to such Purchaser SEC Documents.  The Purchaser SEC Documents constitute all of the documents and reports that the Purchaser was required to file with the SEC and the rules and regulations promulgated thereunder by the SEC.  The SEC has not initiated any inquiry, investigation or Proceeding in respect of the Purchaser and the Purchaser is not aware of any event and does not have any information which would result in the SEC initiating an inquiry, investigation or Proceeding or otherwise affect the registration of the Purchaser Shares.

4.11

Financial Representations

Included with the Purchaser SEC Documents are true, correct, and complete copies of audited consolidated balance sheets for the Purchaser dated as of December 31, 2009 and 2008 and unaudited consolidated balance sheets for the Purchaser for the interim period ended March 31, June 30 and September 30, 2010 (the “Purchaser Accounting Date”)  together with related statements of income, cash flows, and changes in shareholders’ equity for the fiscal years and interim periods then ended (collectively, the “Purchaser Financial Statements”).  The Purchaser Financial Statements:

4.11.1

are in accordance with the books and records of the Purchaser;

4.11.2

present fairly the financial condition of the Purchaser as of the respective dates indicated and the results of operations for such periods; and

4.11.3

have been prepared in accordance with GAAP.

The Purchaser has not received any advice or notification from its independent certified public accountants that the Purchaser has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Purchaser Financial Statements or the books and records of the Purchaser, any properties, assets, Liabilities, revenues, or expenses.  The books, records and accounts of the Purchaser accurately and fairly reflect, in reasonable detail, the assets and Liabilities of the Purchaser.  The Purchaser has not engaged in any transaction, maintained any bank account, or used any funds of the Purchaser, except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Purchaser.

4.12

Absence of Undisclosed Liabilities

The Purchaser has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

4.12.1

are not set forth in the Purchaser Financial Statements or have not heretofore been paid or discharged;

4.12.2

did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to the Accepting Shareholders; or

4.12.3

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Purchaser Financial Statements.

4.13

Tax Matters

4.13.1

As of the date hereof:

4.13.1.1

the Purchaser has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to it, and

4.13.1.2

all such returns are true and correct in all material respects.

4.13.2

The Purchaser has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Material Adverse Effect on the Purchaser.

4.13.3

The Purchaser is not presently under and has not received notice of, any contemplated investigation or audit by any regulatory or government agency or body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

4.13.4

All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate Governmental Body.

4.13.5

To the best knowledge of the Purchaser, the Purchaser Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to the Purchaser for the accounting period ended on the Purchaser Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Purchaser Accounting Date or for which the Purchaser is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Purchaser Financial Statements.

4.14

Absence of Changes

Since the Purchaser Accounting Date, except as disclosed in the Purchaser SEC Documents and except as contemplated in this Agreement, the Purchaser has not:

4.14.1

incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any Lien or Encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any Material Adverse Effect to it or any of its assets or properties;

4.14.2

sold, encumbered, assigned or transferred any material fixed assets or properties;

4.14.3

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of the Purchaser to any mortgage, Lien, pledge, security interest, conditional sales contract or other Encumbrance of any nature whatsoever;

4.14.4

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

4.14.5

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of the Purchaser Shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of the Purchaser Shares;

4.14.6

suffered any damage, destruction or loss, whether or not covered by insurance, that has had a Material Adverse Effect on its business, operations, assets, properties or prospects;

4.14.7

suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

4.14.8

received notice or had knowledge of any actual or threatened labour trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have a Material Adverse Effect on its business, operations, assets, properties or prospects;

4.14.9

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $15,000;

4.14.10

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

4.14.11

entered into any transaction other than in the ordinary course of business consistent with past practice; or

4.14.12

agreed, whether in writing or orally, to do any of the foregoing.

4.15

Absence of Certain Changes or Events

Since the Purchaser Accounting Date, except as and to the extent disclosed in the Purchaser SEC Documents, there has not been:

4.15.1

a Material Adverse Effect with respect to the Purchaser; or

4.15.2

any material change by the Purchaser in its accounting methods, principles or practices.

4.16

Personal Property

The Purchaser possesses, and has good and marketable title to all property necessary for the continued operation of the business of the Purchaser as presently conducted and as represented to the Accepting Shareholders.  All such property is used in the business of the Purchaser.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by the Purchaser are owned by the Purchaser free and clear of all Liens, security interests, charges, Encumbrances and other adverse claims, except as previously disclosed to the Accepting Shareholders.

4.17

Insurance

The assets owned by the Purchaser are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices.  All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by the Purchaser, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder.  All premiums to date have been paid in full.

4.18

Employees and Consultants

To the best knowledge of the Purchaser, no employee of the Purchaser is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with the Purchaser or any other nature of the business conducted or to be conducted by the Purchaser.

4.19

Real Property

Each of the leases, subleases, claims or other real property interests (collectively, the “Purchaser Leases”) to which the Purchaser is a party or is bound, as disclosed in writing to the Accepting Shareholders or as disclosed in the Purchaser SEC Documents, is legal, valid, binding, enforceable and in full force and effect in all material respects.  All rental and other payments required to be paid by the Purchaser pursuant to any such Purchaser Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Purchaser Leases.  The Purchaser Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date.  The Purchaser has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Purchaser Leases or the leasehold property pursuant thereto.

4.20

Material Contracts and Transactions

Other than as expressly disclosed in this Agreement and the Purchaser Financial Statements, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments or understandings, whether written or oral, express or implied, contingent, fixed or otherwise, to which the Purchaser is a party (the “Purchaser Contracts”), except as previously disclosed to the Accepting Shareholders or as disclosed in the Purchaser SEC Documents.  The Purchaser has made available to the Accepting Shareholders each Purchaser Contract.  Each Purchaser Contract is in full force and effect, and there exists no material breach or violation of or default by the Purchaser under any Purchaser Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Purchaser Contract by the Purchaser.  To the best knowledge of the Purchaser, the continuation, validity and effectiveness of each Purchaser Contract will in no way be affected by the consummation of the Transaction.  There exists no actual or threatened termination, cancellation or limitation of, or any amendment, modification or change to, any Purchaser Contract.

4.21

Certain Transactions

Except as previously disclosed to the Accepting Shareholders or as disclosed in the Purchaser SEC Documents, the Purchaser is not a guarantor or indemnitor of any indebtedness of any Person.

4.22

Internal Accounting Controls

The Purchaser maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.23

Listing and Maintenance Requirements

The Purchaser is currently quoted on the OTC Bulletin Board and has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or FINRA or any trading market on which the Purchaser’s common stock is or has been listed or quoted, to the effect that the Purchaser is not in compliance with the quoting, listing or maintenance requirements of the OTC Bulletin Board or such other trading market. No securities commission or other regulatory authority has issued any order preventing or suspending the trading of the Purchaser Shares or prohibiting the issuance of the Consideration Securities to be delivered hereunder, and, to the Purchaser’s knowledge, no Proceedings for such purpose are pending or threatened.

4.24

No SEC or FINRA Inquiries

Neither the Purchaser nor any of its past or present officers or directors is the subject of any formal or informal inquiry or investigation by the SEC or FINRA.  The Purchaser currently does not have any outstanding comment letters or other correspondences from the SEC or FINRA.  The Purchaser does not reasonably know of any event or have any information which would result in the SEC or FINRA initiating an inquiry, investigation or Proceeding or otherwise affect the Purchaser.

4.25

No Agents

The Purchaser warrants to the Accepting Shareholders that no broker, agent or other intermediary has been engaged by the Purchaser in connection with the transactions contemplated hereby, and consequently, no commission is payable or due to a third party from the Purchaser.

4.26

Undisclosed Information

4.26.1

The Purchaser does not have any specific information relating to the Purchaser which is not generally known or which has not been disclosed to the Accepting Shareholders and which could reasonably be expected to have a Material Adverse Effect on the Purchaser.

4.26.2

To the Purchaser’s knowledge, no representation or warranty of the Purchaser in this Agreement and no statement in the Purchaser Disclosure document omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

4.27

Other Representations

All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto or in connection with the transactions contemplated by this Agreement will be deemed to be representations and warranties by the Purchaser hereunder.

4.28

Survival

The representations and warranties of the Purchaser hereunder will survive the Closing and the issuance of the Consideration Securities and, notwithstanding the Closing and the issuance of the Consideration Securities or the waiver of any condition by the Accepting Shareholders, the representations, warranties, covenants and agreements of the Purchaser will (except where otherwise specifically provided in this Agreement) survive the Closing and will continue in full force and effect for a period of twelve (12) months from the Closing Date for all matters except a claim for breach of any of the representations and warranties by the Purchaser in or pursuant to this Agreement involving fraud or fraudulent misrepresentation on the part of the Purchaser may be made against the Purchaser at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

4.29

Reliance

The Purchaser acknowledges and agrees that the Accepting Shareholders have entered into this Agreement relying on the warranties and representations and other terms and conditions contained in this Agreement, notwithstanding any independent searches or investigations that  have been or may be undertaken by or on behalf of the Accepting Shareholders, and that no information which is now known or should be known or which may hereafter become known by the Accepting Shareholders or its professional advisers, on the Closing Date, will limit or extinguish the right to indemnification hereunder.

ARTICLE 5
CLOSING

5.1

   Closing Date and Location

This Agreement will be Closed and fully enforceable at 3:00 P.M. (Mountain time) March 2, 2011.  Physical exchange of Consideration Shares for the Shares and Disclosure documents shall occur on or before April 8, 2011 on 10 day call of either party (“Second Closing”), as well as delivery of lists of additional shareholders who have until then elected to convert (all material cash investors shall receive common shares of the Purchaser only) and delivery of control of the Target and its subsidiaries and assets of the predecessors subject to delay only for technical processes of re-registration of subsidiaries. Such Closing and Second Closing will be held at the offices of the Purchaser’s Solicitors, or at such other location and time as is mutually agreed to by the Purchaser and the Accepting Shareholders.  Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for the Purchaser and the Accepting Shareholders, provided such undertakings are satisfactory to each party’s respective legal counsel.

5.2

  Accepting Shareholders’s Closing Documents

On the Closing Date and Second Closing, the Accepting Shareholders will deliver, or cause to be delivered, to the Purchaser the documents set forth in Section 6.1 and such other documents as the Purchaser may reasonably require to perfect the transactions contemplated hereby.

5.3

Purchaser’s Closing Documents

On the Closing Date and Second Closing, the Purchaser will deliver, or cause to be delivered, to the Accepting Shareholders the documents set forth in Section 7.1 and such other documents as the Accepting Shareholders may reasonably require to effect the transactions contemplated hereby.

ARTICLE 6
PURCHASER’S CONDITIONS PRECEDENT

6.1

Purchaser’s Conditions

The obligations of the Purchaser to complete the transactions contemplated by this Agreement will be subject to the satisfaction of, or compliance with, at or before the Second Closing, of each of the following conditions precedent:

6.1.1

the representations and warranties of the Companies set forth in this Agreement will be true, correct and complete in all material respects as of the Closing Date and with the same effect as if made at and as of the Closing Date and the Purchaser will have received from the Target a certificate executed by an officer of such Company certifying that the representations and warranties of the Accepting Shareholders or the Target, as applicable, set forth in this Agreement are true and correct in all material respects as at the Closing Date;

6.1.2

approval of the board of directors of each of the Purchaser and the Target being obtained;

6.1.3

the Target and the Accepting Shareholders will have performed and complied with all of their respective material obligations, covenants and agreements required hereunder;

6.1.4

this Agreement, the Transaction Documents and all other documents necessary or reasonably required to consummate the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Purchaser, will have been executed and delivered to the Purchaser;

6.1.5

the Purchaser will be reasonably satisfied that its due diligence, analysis and other customary examinations that it has performed regarding the financial position of and the business of the Companies are consistent, in all material respects, with the representations and warranties of the Companies set forth in this Agreement;

6.1.6

no injunction or restraining order of any court or administrative tribunal of competent jurisdiction will be in effect prohibiting the transactions contemplated by this Agreement and no action or Proceeding will have been instituted or be pending before any court or administrative tribunal to restrain or prohibit the transactions contemplated by this Agreement;

6.1.7

no claim will have been asserted or made that any Person (other than the Purchaser) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any of the Shares, or any other voting, equity, or ownership interest in, the Target, or (other than the Accepting Shareholders) is entitled to all or any portion of the Consideration Securities;

6.1.8

no Material Adverse Effect will have occurred with respect to the Business or the Shares;

6.1.9

all consents, renunciations, authorizations or approvals of third parties, which, in the Purchaser’s reasonable opinion, must be obtained prior to the Closing in order to give effect to the purchase of the Shares and the other transactions contemplated herein, must be obtained to the Purchaser’s satisfaction or in accordance with the relevant agreements, covenants or applicable law;

6.1.10

the Purchaser shall have received a copy of the Target Financial Statements from the Accepting Shareholders and the Purchaser and its accountants will be reasonably satisfied with their review of the Target Financial Statements;

6.1.11

the Purchaser shall have received from the Accepting Shareholders copies of the Management Agreements and the Employment Agreements as may be required by the Purchaser, duly executed by the applicable parties thereto;

6.1.12

on the Closing Date, the Target’s total current Liabilities, net of cash and related party debts, shall not exceed $250,000 and the Target shall have reduced related party debt to the maximum extent possible to it; and

6.1.13

the Purchaser will have received from the Accepting Shareholders and, where applicable, from the Target, the following closing documentation:

6.1.13.1

share certificate(s) representing the Shares issued in the name of the Accepting Shareholders, duly endorsed for transfer to the Purchaser;

6.1.13.2

a certified copy of resolutions of the directors of the Target authorizing the transfer of the Shares to the Purchaser, the registration of the Shares in the name of the Purchaser, and the issue of share certificates representing the Shares registered in the name of the Purchaser;

6.1.13.3

a certified copy of the central securities register of the Target showing the Purchaser as the registered owner of the Shares;

6.1.13.4

all such instruments of transfer, duly executed, which in the opinion of the Purchaser acting reasonably are necessary to effect and evidence the transfer of the Shares to the Purchaser free and clear of all Encumbrances; and

6.1.13.5

the corporate minute books and all other books and records of the Target.

6.2

Waiver/Survival

The conditions set forth in this article are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part on or before the Closing Date. Notwithstanding any such waiver, the completion of the transactions contemplated by this Agreement will not prejudice or affect in any way the rights of the Purchaser in respect of the warranties and representations of the Companies in this Agreement, and the representations and warranties of the Companies in this Agreement will survive the Closing and issuance of the Consideration Securities for the applicable period set out in Section 3.28.

6.3

Covenant of the Companies

The Companies covenant to deliver all of the closing documentation set out herein

ARTICLE 7
ACCEPTING SHAREHOLDERS’S CONDITIONS PRECEDENT

7.1

Accepting Shareholders’s Conditions

The obligations of the Accepting Shareholders to complete the transactions contemplated by this Agreement will be subject to the satisfaction of, or compliance with, at or before the Second Closing, of each of the following conditions precedent:

7.1.1

the representations and warranties of the Purchaser set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date and with the same effect as if made at and as of Closing and the Accepting Shareholders will have received from the Purchaser a certificate executed by an officer of the Purchaser certifying that the representations and warranties of the Purchaser set forth in this Agreement are true and correct as at the Closing Date;

7.1.2

the Purchaser will have performed and complied with all of the obligations, covenants and agreements to be performed and complied with by it hereunder;

7.1.3

this Agreement, the Transaction Documents and all other documents necessary or reasonably required to consummate the transactions contemplated hereby, all in form and substance satisfactory to the Accepting Shareholders will have been executed and delivered to the Accepting Shareholders;

7.1.4

the Accepting Shareholders and its accountants will be reasonably satisfied with their review of the Purchaser Financial Statements;

7.1.5

all consents, renunciations, authorizations or approvals of third parties, which, in the Accepting Shareholders’s reasonable opinion are necessary to give effect to the transactions contemplated herein, must be obtained to the Accepting Shareholders’s satisfaction or in accordance with the relevant agreements, covenants or applicable law;

7.1.6

no Material Adverse Effect will have occurred with respect to the business of the Purchaser;

7.1.7

the Consideration Securities will have been delivered in accordance with Section 5; and

7.1.8

no injunction or restraining order of any court or administrative tribunal of competent jurisdiction will be in effect prohibiting the transactions contemplated by this Agreement and no action or proceeding will have been instituted or be pending before any court or administrative tribunal to restrain or prohibit the transactions contemplated by this Agreement.

7.2

Waiver/Survival

The conditions set forth in this article are for the exclusive benefit of the Accepting Shareholders and may be waived by the Accepting Shareholders in writing in whole or in part on or before the Closing Date. Notwithstanding any such waiver, completion of the transactions contemplated by this Agreement by the Accepting Shareholders will not prejudice or affect in any way the rights of the Accepting Shareholders in respect of the warranties and representations of the Purchaser set forth in this Agreement, and the representations and warranties of the Purchaser in this Agreement will survive the Closing and issuance of the Consideration Securities for the applicable period set out in Section 4.28.

7.3

Covenant of the Purchaser

The Purchaser covenants to deliver all of the closing documentation set out in herein.

ARTICLE 8
CONDUCT OF BUSINESS PRIOR TO CLOSING AND SECOND CLOSING

8.1

Conduct

Except as otherwise contemplated or permitted by this Agreement, or as set forth in the Disclosure document, during the period from the date of this Agreement to the Closing Date, the Companies will do the following:

(a)

conduct the Business in the ordinary and usual course and in a continuous fashion and will not, without the prior written consent of the Purchaser:

(i)

enter into any transaction which would constitute a breach of any of the Companies’  representations, warranties or agreements contained herein,

(ii)

increase the salaries or other compensation of  or loan to, any of their Employees, officers or directors of the Companies or make any increase in, or any addition to, other benefits to which any of their Employees, officers or directors may be entitled,

(iii)

create, incur, assume or guarantee any indebtedness for money borrowed, or mortgaged or pledged by the Companies or a third party and will not subject any of the material assets or properties of the Companies to any mortgage, lien, pledge, security interest, conditional sales contract or other Encumbrance related to any such indebtedness for money borrowed,

(iv)

declare, set aside or pay any dividend or make or agree to make any other distribution or payment in respect of the Target’s capital shares or redeem, repurchase or otherwise acquire or agree to redeem, purchase or acquire any of the Target’s capital shares or equity securities, or

(v)

pay any amount (other than salaries in the ordinary course of business) to any Related Party of the Companies except for reduction of debt to the same;

(b)

comply with all laws affecting the operation of the Business and pay all required Taxes;

(c)

not take any action or omit to take any action which would, or would reasonably be expected to, result in a breach of or render untrue any representation, warranty, covenant or other obligation of either of the Companies contained herein;

(d)

use commercially reasonable efforts to preserve intact the Business and the assets, operations and affairs of each of the Companies and carry on the business and the affairs of the Companies substantially as currently conducted, and use commercially reasonable efforts to promote and preserve for the Purchaser the goodwill of suppliers, customers and others having business relations with either of the Companies;

(e)

take all necessary actions, steps and proceedings that are necessary to approve or authorize, or to validly and effectively undertake, the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement;

(f)

otherwise respond reasonably promptly to reasonable requests from the Purchaser for information concerning the status of the business, operations, and finances of either of the Companies; and

(g)

comply with the provisions of 0 of this Agreement.

ARTICLE 9
ADDITIONAL COVENANTS OF THE PARTIES

9.1

Notification of Financial Liabilities

The Accepting Shareholders will immediately notify the Purchaser if the Target receives any advice or notification from its independent certified public accountants that the Target has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of the Target, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

9.2

Notification

Between the date of this Agreement and the Second Closing, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change.  During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.  The Parties acknowledge that an affiliated company, Carbon Green Inc, has been delayed in its financial statements and accordingly is presently subject to a cease trade order in British Columbia.

9.3

Board of Directors

The current directors of the Purchaser, on request of the Target, will adopt resolutions appointing one nominee of the Target to the Board of Directors of the Purchaser which appointment will be effective on Closing or, if applicable, ten days after the filing of a Schedule 14f-1 in connection with the Transaction.  If applicable, the Purchaser will prepare and file a Schedule 14f-1 information statement with the SEC as required under the Exchange Act in connection with a change of directors arising in connection with the completion of the Transaction.  On Closing the Target, on request of the Purchaser, will appoint one nominee of the Purchaser to its board.

9.4

Granting of Purchaser Options

Effective the day after completion of Second Closing, but not exercisable for six months following Second Closing, the Purchaser grants an aggregate of up to 10,000,000 three year stock options at $1.00 per share to purchase Purchaser Shares (“Purchaser Options”) vesting quarterly commencing the first vesting September 1, 2011 for eight quarters to certain directors, officers, employees and consultants of the Target who include:

John Novak  - 5,000,000,

Peter Jensen – 500,000,

Ken Lee -  500,000,

Mike Horne – 500,000

Quintuscourt Trust - 625,000

John Keister – 200,000

Alex Tai – 250,000

Evan Nosek – 100,000

Teddy Rachmat – 250,000

Adi Muljo – 250,000

Pantelis Loizou – 200,000

Staff of the Cyprus plant – 200,000

Tammey George – 20,000

Larynhill Ltd. (BVI) – 500,000

Dan Zambaftis – 150,000

Each person shall prior to, or as soon after as possible, Closing enter into a stock option agreement with the Purchaser that sets out the terms of grant and the exemptions from Applicable Securities Laws pursuant to which the Purchaser Options will be granted.  In the event that there is no applicable exemption from the applicable prospectus and registration requirements under Applicable Securities Laws to issue the Purchaser Options, and the Purchaser Shares upon the exercise of the Purchaser Options, the right to receive such Purchaser Options and/or Purchaser Shares upon the exercise of the Purchaser Options, will be null and void.  The Purchaser agrees to include such Purchaser Options in any S-8 filings to permit trading of the same.

9.5

Management and Employment Agreements

On   the Second Closing, unless already in existence, the Target shall enter into:

9.5.1

executive management contracts with each of the Key Personnel on the same terms as existing arrangements between the Key Personnel and the Companies (the “Management Agreements”); and

9.5.2

employment agreements with such other Employees as the Purchaser deems necessary to effectively operate the Business (the “Employment Agreements”).

The Target shall effect reasonable best efforts to eliminate any debt of the Target including any insider debt for salaries, fees, bonuses or any other such.

9.6

Consents

The Target and the Purchaser covenant and agree that they will use commercially reasonable efforts to obtain the consents, renunciations and approvals of third parties which are necessary to the completion of the transactions contemplated by this Agreement, provided that such consents, renunciations or approvals may be validly given by such third parties in accordance with relevant agreements, covenants or applicable law.

9.7

Exclusivity

Until such time, if any, as this Agreement is terminated, none of the Companies (through their advisors, directors, bankers, employees, shareholders, agents or otherwise) will, directly or indirectly:

9.7.1

solicit, initiate, encourage, facilitate or discuss any proposition, offer, inquiry, submission or proposal from any other Person concerning the purchase of whatever part of the issued and outstanding shares, other securities, significant elements of assets of the Companies or any merger, reorganization, arrangement, capitalization or any other form of business merger implicating, directly or indirectly, the Companies or the Business (a “Proposed Transaction”); or

9.7.2

enter into any agreement, discussions or negotiations with any person, company or other entity with respect to a Proposed Transaction.

The Companies will inform the Purchaser of all propositions, offers or bids, or information requests that they might receive regarding a Proposed Transaction and must provide the Purchaser with all relevant information in their possession.

9.8

Access for Investigation

9.8.1

Between the date of this Agreement and the Second Closing, the Companies will:

(i)

afford the Purchaser and its representatives, legal and advisors and prospective lenders and their representatives (collectively, the “Purchaser’s Advisors”) full and free access to the Companies’ personnel, properties, contracts, books and records, and other documents and data, in each case during normal business hours, upon a reasonable number of occasions, upon reasonable notice and in a manner calculated to minimize disruption of the Business;

(ii)

furnish the Purchaser and the Purchaser’s Advisors with copies of all such contracts, books and records, and other existing documents and data, as the Purchaser may reasonably request; and

(iii)

furnish the Purchaser and the Purchaser’s Advisors with such additional financial, operating, and other data and information, as the Purchaser may reasonably request.

9.8.2

Between the date of this Agreement and the Second Closing, the Purchaser will:

(i)

afford the Accepting Shareholders and its representatives, legal and advisors and prospective lenders and their representatives (collectively, the “Accepting Shareholders’s Advisors”) full and free access to the Purchaser’s personnel, properties, contracts, books and records, and other documents and data, in each case during normal business hours, upon a reasonable number of occasions, upon reasonable notice and in a manner calculated to minimize disruption of the Purchaser’s business;

(ii)

furnish the Accepting Shareholders and the Accepting Shareholders’s Advisors with copies of all such contracts, books and records, and other existing documents and data, as the Accepting Shareholders may reasonably request; and

(iii)

furnish the Accepting Shareholders and the Accepting Shareholders’s Advisors with such additional financial, operating, and other data and information, as the Accepting Shareholders may reasonably request.

9.9

Required Approvals

9.8.1

As promptly as practicable after the date of this Agreement, the Companies will make all filings required by Legal Requirements to be made by them in order to consummate the transactions contemplated herein. Between the date of this Agreement and the Closing Date, the Companies will cooperate with the Purchaser with respect to all filings that the Purchaser elects to make or is required by Legal Requirements to make in connection with the transactions contemplated herein.

9.8.2

As promptly as practicable after the date of this Agreement, the Purchaser will make all filings required by Legal Requirements to be made by it in order to consummate the transactions contemplated herein. The Purchaser will (i) provide the Accepting Shareholders with copies of all correspondence with Governmental Bodies relating to such Legal Requirements, (ii) allow the Accepting Shareholders to participate on all discussions or meetings (whether in person or via phone or other technology) with Governmental Bodies relating to such Legal Requirements, and (iii) provide the Accepting Shareholders with reasonable notice of each of the foregoing, and a reasonable opportunity to participate in the process where appropriate.

9.8.3

Between the date of this Agreement and the Second Closing, the Purchaser will cooperate with the Accepting Shareholders with respect to all filings that the Accepting Shareholders elects or is required by Legal Requirements to make in connection with the transactions contemplated herein and will cooperate with the Accepting Shareholders in obtaining all consents identified in the Disclosure document; provided that this Agreement will not require the Purchaser to dispose of or make any change in any portion of its business or to incur any other burden to obtain a governmental authorization.

9.10

Notification

Between the date of this Agreement and the Second Closing, each of the parties hereto will promptly notify the other parties hereto in writing if any such party becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties set forth herein, as of the date of this Agreement, or if such party becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure document if the Disclosure document were dated the date of the occurrence or discovery of any such fact or condition, the Companies will promptly deliver to the Purchaser a supplement to the Disclosure document specifying such change. During the same period, each party hereto will promptly notify the other parties hereto of the occurrence of any breach of any covenant set forth herein or of the occurrence of any event that may make the satisfaction of the conditions set forth herein impossible or unlikely.

9.11

Best Efforts

Between the date of this Agreement and the Second Closing, the parties will use their best efforts to cause the conditions contained in this Agreement to be satisfied.

9.12

Disclosure of Confidential Information

9.12.1

Until the Second Closing and, if this Agreement is terminated without consummation of the transactions contemplated herein, then after such termination, the Purchaser and each of the Companies will maintain in confidence, will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, and will not use to the detriment of another party or divulge to any third parties, other than their respective legal and financial advisors, auditors, representatives and any other Governmental Bodies having jurisdiction, any confidential written, oral, or other information obtained during the course of the investigations in connection with this Agreement or the transactions contemplated herein, unless:

9.12.1.1

such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party;

9.12.1.2

the use of such information is necessary or appropriate pursuant to the rules of any stock exchange or in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein; or

9.12.1.3

the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

9.13

Public Notices

The parties agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

ARTICLE  10
POST-CLOSING COVENANTS

10.1

Purchaser Additional Offers

Within 90 days of the Closing Date, the Purchaser shall offer to all other non –US shareholders of the Target who have not been party to this Agreement the same offer, mutatis mutandis, made to the Accepting Shareholders except that all offers to shareholders who purchased Target shares for material cash amounts shall receive only common shares.  Except for investors approved by the Purchaser, the Target warrants that such offers shall not exceed 15% of the Shares of the Accepting Shareholders unless first approved by the Purchaser.  The Purchaser shall also replace existing warrants in the Companies on the same terms.  The Target warrants that such shall not exceed 15% of the Target’s issued capital.

10.2

Financial Support

It is acknowledged that the predecessors to the Target (CGI and CBp Carbon Industries, Inc. (“CBp”)) will have maintenance requirements and costs after Closing for such matters as transfer of Intellectual Property, filing of registration statements for qualification of Purchaser shares to be distributed to CBp shareholders, corporate maintenance and filings and other such matters.  The Purchaser covenants to fund such requirements for not less than twelve months.

10.3

Covenant Preventing Reverse Stock Split.

The Purchaser and the Accepting Shareholders covenant and agree that it is in the best interests of the current shareholders of the Purchaser, the Purchaser and the Accepting Shareholders that neither the Purchaser nor the Accepting Shareholders shall take any action that could result in a reverse split of the common stock of the Purchaser for a period of 12-months from the date of Closing.  The current shareholders of the Purchaser are each and all the intended third party beneficiaries of this covenant.

ARTICLE 11
TERMINATION

11.1

Termination

This Agreement may be terminated at any time prior to the Closing Date by:

(a)

mutual agreement of the Purchaser and the Accepting Shareholders;

(b)

the Purchaser, if there has been a material breach by either of the Companies of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of either of the Companies that is not cured, to the reasonable satisfaction of the Purchaser, within ten (10) business days after notice of such breach is given by the Purchaser (except that no cure period will be provided for a breach by either of the Companies that, by its nature, cannot be cured);

(c)

the Accepting Shareholders, if there has been a material breach by the Purchaser of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Purchaser that is not cured, to the reasonable satisfaction of the Accepting Shareholders, within ten (10) business days after notice of such breach is given by the Target or the Accepting Shareholders (except that no cure period will be provided for a breach by the Purchaser that by its nature cannot be cured);

(d)

the Purchaser or the Accepting Shareholders if any permanent injunction or other order of a Governmental Body of competent authority preventing the consummation of the transaction contemplated by this Agreement has become final and non-appealable; or

(e)

if the transactions contemplated herein have not been consummated prior to April 30, 2011, unless otherwise extended by the written agreement of the parties hereto.

11.2

Effect of Termination

In the event of the termination of this Agreement as provided in Section 11.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations under this Agreement.

ARTICLE 12
INDEMNITIES

12.1

Agreement of the Purchaser to Indemnify

The Purchaser will indemnify, defend, and hold harmless, to the full extent of the law, the Accepting Shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by the Accepting Shareholders by reason of, resulting from, based upon or arising out of:

12.1.1

the material breach by the Purchaser of any representation or warranty of the Purchaser contained in or made pursuant to this Agreement or any certificate or other instrument delivered pursuant to this Agreement; or

12.1.2

the material breach or partial breach by the Purchaser of any covenant or agreement of the Purchaser made in or pursuant to this Agreement or any certificate or other instrument delivered pursuant to this Agreement.

12.2

Agreement of the Companies to Indemnify

Each of the Companies will indemnify, defend, and hold harmless, to the full extent of the law, the Purchaser from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by the Purchaser by reason of, resulting from, based upon or arising out of:

12.2.1

the material breach by either of the Companies of any representation or warranty of the either of the Companies contained in or made pursuant to this Agreement or any certificate or other instrument delivered pursuant to this Agreement; or

12.2.2

the material breach or partial breach by either of the Companies of any covenant or agreement of either of the Companies made in or pursuant to this Agreement or any certificate or other instrument delivered pursuant to this Agreement.

12.3

Third Party Claims

12.3.1

If any third party notifies a party entitled to indemnification under Section 12.1 or 12.2 (each an “Indemnified Party”) with respect to any matter (a “Third-Party Claim”) which may give rise to an indemnity claim against a party required to indemnify such Indemnified Party under Section 12.1 or 12.2 (each an “Indemnifying Party”), then the Indemnified Party will promptly give written notice to Indemnifying Party; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party from any obligation under this 0, except to the extent such delay actually and materially prejudices the Indemnifying Party.

12.3.2

The Indemnifying Party will be entitled to participate in the defense of any Third-Party Claim that is the subject of a notice given by the Indemnified Party pursuant to Section 12.3.1.  In addition, the Indemnifying Party will have the right to defend the Indemnified Party against the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party gives written notice to the Indemnified Party within fifteen days after the Indemnified Party has given notice of the Third-Party Claim that the Indemnifying Party elects to assume the defense of such Third-Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have adequate financial resources to defend against the Third-Party Claim and fulfill its indemnification obligations hereunder, (iii) if the Indemnifying Party is a party to the Third-Party Claim or, in the reasonable opinion of the indemnified Party some other actual or potential conflict of interest exists between the Indemnifying Party and the Indemnified Party, the Indemnified Party determines in good faith that joint representation would not be inappropriate, (iv) the Third-Party Claim does not relate to or otherwise arise in connection with Taxes or any criminal or regulatory enforcement action, (v) settlement of, an adverse judgment with respect to or the Indemnifying Party’s conduct of the defense of the Third-Party Claim is not, in the good faith judgment of the Indemnified Party, likely to be materially adverse to the Indemnified Party’s reputation or continuing business interests (including its relationships with current or potential customers, suppliers or other parties material to the conduct of its business) and (vi) the Indemnifying Party conducts the defense of the Third-Party Claim actively and diligently.  The Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim; provided, however, that the Indemnifying Party will pay the reasonable fees and expenses of separate co-counsel retained by the Indemnified Party that are incurred prior to Indemnifying Party’s assumption of control of the defense of the Third-Party Claim.

12.3.3

The Indemnifying Party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party unless such judgment, compromise or settlement (i) provides for the payment by the Indemnifying Party of money as sole relief for the claimant, (ii) results in the full and general release of the Indemnified Party from all liabilities arising or relating to, or in connection with, the Third-Party Claim and (iii) involves no finding or admission of any violation of Legal Requirements or the rights of any Person and has no effect on any other claims that may be made against the Indemnified Party.

12.3.4

If the Indemnifying Party does not deliver the notice contemplated by Section 12.3.2(i), or the evidence contemplated by Section 12.3.2(ii), within fifteen days after the Indemnified Party has given notice of the Third-Party Claim, or otherwise at any time fails to conduct the defense of the Third-Party Claim actively and diligently, the Indemnified Party may defend, and may consent to the entry of any judgment or enter into any compromise or settlement with respect to, the Third-Party Claim in any manner it may deem appropriate; provided, however, that the Indemnifying Party will not be bound by the entry of any such judgment consented to, or any such compromise or settlement effected, without its prior written consent (which consent will not be unreasonably withheld or delayed).  In the event that the Indemnified Party conducts the defense of the Third-Party Claim pursuant to this Section 12.3.4, the Indemnifying Party will (i) advance the Indemnified Party promptly and periodically for the costs of defending against the Third-Party Claim (including reasonable attorneys’ fees and expenses) and (ii) remain responsible for any and all other Losses that the Indemnified Party may incur or suffer resulting from, arising out of, relating to, in the nature of or caused by the Third-Party Claim to the fullest extent provided in this 0.

ARTICLE 13
GENERAL

13.1

Expenses

All costs and expenses incurred in connection with the preparation of this Agreement and the transactions contemplated by this Agreement will be paid by the party incurring such expenses.

13.2

Indemnifications Not Affected by Investigation

The right to indemnification, payment of damages or other remedy based on the representations, warranties, covenants, and obligations contained herein will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.  The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

13.3

Assignment

No parties to this Agreement may assign any of their respective rights under this Agreement without the prior consent of each of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of each of the parties, as applicable.  Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns, as applicable.

13.4

Notices

Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address or number:

If to the Purchaser:

Hunt Global Resources Ltd.
Waterway Plaza II, 3rd Floor
10001 Woodloch Forest, The Woodlands, TX 77380
Attention: George Sharp

Telephone: 281-825-5000

With copy to:

Joel Seidner, Esq.

880 Tully Road #50

Houston, Texas 77079

Telephone:  (281) 493-1311

Facsimile:  (281) 667-3292

Email:  sidebar5@juno.com

If to the Accepting Shareholders or to the Target:

c/o Bacchus  Law Corp.
Suite 1820 – 925 West Georgia Street
Vancouver, British Columbia, Canada  V6C 3L2

Attention: Peter Jensen
Telephone: (604) 632-1700
Facsimile: (604) 632-1730
Email:  pjensen@bacchuscorplaw.com

(or to such other address or number as any party may specify by notice in writing to another party).

Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully to the number set out above, as the case may be.

Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

13.5

Governing Law; Venue

This Agreement, the legal relations between the parties and the adjudication and the enforcement thereof, shall be governed by and interpreted and construed in accordance with the substantive laws of the State of Colorado without regard to applicable choice of law provisions thereof.  The parties hereto agree that any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be brought in any court located in the State of Colorado and each party hereto irrevocably submits to the jurisdiction of each of those courts.

13.6

Severability

If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other covenant or other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal, or unenforceable covenant or provision had never been contained in this Agreement.  All other covenants and provisions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

13.7

Entire Agreement

This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

13.8

Further Assurances

The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

13.9

Enurement

This Agreement and each of the terms and provisions hereof will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

13.10

Amendment

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

13.11

Schedules and Disclosure documents

The schedules attached, the Disclosure document and the Purchaser Disclosure document provided pursuant to this Agreement are incorporated herein.

[the remainder of this page purposely left blank]

13.12

Counterparts

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument and delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the day and year first above written.

Carbon Green NA, Inc. Per: /s/ John Novak John Novak, President and CEO

Hunt Global Resources, Inc. Per: /s/ George Sharp George Sharp, President and CEO

SCHEDULE “A”

Executing Accepting Shareholders

	PURCHASER CONSIDERATION PAID

Target	PC Shares	P Series A	P Series B	PS A	PS B

Shares Tendered				Warrants	Warrants

	Nil	Nil	Nil	24,000	Nil
/s/ John Novak, Authorized Person

Thunderlight International

2,500,000 Class A

	Nil	Nil	Nil	Nil	26,195
/s/ John Novak, Authorized Person

Thunderlight International

6,500,000 Class B

	11,875,750	44,300	44,300	Nil	Nil
/s/ John Novak, Authorized Person

Millennium Capital

Financial Group

33,500,000 common

	12,235,920	44,985	44,985	Nil	Nil
/s/ Peter Jensen, authorized person

CBp Carbon Industries, Inc.

34,000,000 commons

	4,232,800	26,440	26,440	Nil	Nil
/s/ Jana Whitlock , Authorized Person

Pelias Trading Ltd.

20,000,000 commons

	Nil	Nil	Nil	Nil	2015
/s/ Ken Lee, Authorized Person

Ken Lee Family Trust

500,000 Class B

	PURCHASER CONSIDERATION PAID

Target	PC Shares	P Series A	P Series B	PS A	PS B

Shares Tendered				Warrants	Warrants

	Nil	Nil	Nil	Nil	4030
/s/ Ken Lee

Ken Lee

1,000,000 Class B

	317,460	1325	1325	Nil	Nil
/s/ Ken Lee, Authorized Person

Ken Lee Family Trust

1,000,000 commons

	634,928	2650	2650	Nil	Nil
/s/ Ken Lee

Ken Lee

2,000,000 commons

	Nil	Nil	Nil	Nil	6045
/s/ Peter Jensen, authorized person

Peter Jensen Family Trust

1,500,000 Class B

	952,388	3975	3975	Nil	Nil
/s/ Peter Jensen, Authorized Person

Peter Jensen Family Trust

3,000,000 commons

SCHEDULE “B”

CERTIFICATE OF NON-U.S. SHAREHOLDER

Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in that certain Share Exchange Agreement dated March 2, 2011 among the undersigned, the Purchaser and the Target.  In connection with the issuance of the Consideration Securities to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants that:

1.

the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.

none of the Consideration Securities have been or will be registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any Applicable Securities Laws;

3.

offers and sales of any of the Consideration Securities prior to the expiration of a period of six months after the date of original issuance of the Consideration Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.

the undersigned will not engage in any hedging transactions involving any of the Consideration Securities unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with Applicable Securities Laws;

5.

the undersigned is acquiring the Consideration Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Consideration Securities in the United States or to U.S. Persons;

6.

the undersigned has not acquired the Consideration Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S) in the United States in respect of the Consideration Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Consideration Securities; provided, however, that the undersigned may sell or otherwise dispose of the Consideration Securities pursuant to registration thereof under the Securities Act and any Applicable Securities Laws or under an exemption from such registration requirements;

7.

the statutory and regulatory basis for the exemption claimed for the sale of the Consideration Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any Applicable Securities Laws;

8.

except as set out in the Agreement, the Purchaser has not undertaken, and will have no obligation, to register any of the Consideration Securities under the Securities Act;

9.

the Purchaser is entitled to rely on the acknowledgements, agreements, representations and warranties of the undersigned contained in the Agreement and this Certificate, and the undersigned will hold harmless the Purchaser from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

10.

the undersigned has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Consideration Securities and, with respect to applicable resale restrictions, is solely responsible (and the Purchaser is not in any way responsible) for compliance with applicable resale restrictions;

11.

the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Purchaser in connection with the acquisition of the Consideration Securities under the Agreement, and to obtain additional information, to the extent possessed or obtainable by the Purchaser without unreasonable effort or expense;

12.

the books and records of the Purchaser were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Consideration Securities under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

13.

the undersigned:

(a)

is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the Consideration Securities;

(b)

the undersigned is acquiring the Consideration Securities pursuant to exemptions from prospectus or equivalent requirements under Applicable Securities Laws or, if such is not applicable, the undersigned is permitted to acquire the Consideration Securities under the Applicable Securities Laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)

the Applicable Securities Laws of the authorities in the International Jurisdiction do not require the Purchaser to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Consideration Securities; and

(d)

the acquisition of the Consideration Securities by the undersigned does not trigger:

(i)

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)

any continuous disclosure reporting obligation of the Purchaser in the International Jurisdiction; and

the undersigned will, if requested by the Purchaser, deliver to the purchaser a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of the Purchaser, acting reasonably;

14.

the undersigned (i) is able to fend for itself in connection with the acquisition of the Consideration Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Consideration Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15.

the undersigned is not aware of any advertisement of any of the Consideration Securities and is not acquiring the Consideration Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16.

except as set out in the Agreement, no Person has made to the undersigned any written or oral representations:

(a)

that any Person will resell or repurchase any of the Consideration Securities;

(b)

that any Person will refund the purchase price of any of the Consideration Securities;

(c)

as to the future price or value of any of the Consideration Securities; or

(d)

that any of the Consideration Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Consideration Securities on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the Purchaser’s Shares on the OTC Bulletin Board;

17.

the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Consideration Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other Person has a direct or indirect beneficial interest in the Consideration Securities;

18.

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Consideration Securities;

19.

the Consideration Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States; and

20.

the undersigned acknowledges and agrees that the Purchaser shall refuse to register any transfer of Consideration Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

	Date:	, 2011
Signature

Print Name

Title (if applicable)

Address

Phone:

Email Address:

SCHEDULE “C”

CERTIFICATE OF U.S. SHAREHOLDER

Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in that certain Share Exchange Agreement dated March 2, 2011 among the undersigned, the Purchaser and the Target.  In connection with the issuance of the Consideration Securities to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants that:

If the undersigned is a US citizen (or otherwise subject to US jurisdiction) the undersigned hereby so declares and further declares that the undersigned is an "Accredited Investor" as that term is defined in Regulation D promulgated under the relevant Securities Act of the United States, by virtue of the undersigned 's qualification under one or more of the following categories (PLEASE CHECK OFF APPROPRIATE CATEGORY):

(   )

The Undersigned is a natural person whose individual net worth, or joint net worth with that person's spouse at the time of purchase exceeds $1,000,000.

(   )

The Undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(   )

The Undersigned is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(   )

The Undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person.

(   )

The Undersigned is a director or executive officer of the Corporation.

(   )

The Undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(   )

The Undersigned is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in  section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors.

(   )

The Undersigned is an entity in which all  of the equity owners are accredited investors under one or more of the categories set forth above.

The statements made in this Certificate are true.

DATED                            , 20

Name of Undersigned [Please Print]

Signature of Undersigned

C-1

Name and Office of Authorized Signatory [Please Print]

Address of Undersigned

Phone

E-Mail Address

Social Insurance Number

C-2